Exhibit 4.1

FORM OF STOCK CERTIFICATE

NUMBER VC	SHARES

VendingData Corporation

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA	SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 92261Q 20 2
THIS CERTIFIES THAT	is the
RECORD holder of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE, OF

VendingData Corporation

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS THE FACIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.
Dated:

STACIE L. BROWN SECRETARY	VENDINGDATA CORPORATION CORPORATE SEAL 1999 NEVADA	STEVEN J. BLAD PRESIDENT
COUNTERSIGNED AND REGISTERED: CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, NJ)

TRANSFER AGENT AND REGISTRAR

AUTHORIZED OFFICER

[Back of Certificate]

VendingData Corporation

                The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences, and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, insofar as the same shall have been fixed, and of the authority of the Board of Directors to designate any preferences, rights and limitations of any wholly unissued series.  Any such request should be directed to the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT JT TEN	— — —	as tenants in common as tenants by the entities as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT —		Custodian
				(Client)	(Minor)
Under Uniform Gifts to Minors Act
(State)

			UNIF TRF MIN ACT —	Custodian (until age	)
(Client)
Under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,			hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or type name and address, including zip code, of assignee)

Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X

X
		NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENGLARGEMENT OF ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By:

THE SIGNATURES(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED MEDALLION SIGNATURE GUARANTEE PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.